PROSPECTUS
November 7, 1996


DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

          The investment objective of the Domini Institutional Social Equity Fund (the "Fund") is to provide its shareholders with long-term total return which corresponds to the total return performance of the Domini Social IndexSM, an index comprised of stocks selected according to social criteria. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio invests in the common stocks included in the Domini Social IndexSM.


        TABLE OF CONTENTS                                                  PAGE

        The Fund........................................................      3
        Expense Summary.................................................      4
        Performance Information.........................................      5
        Investment Objective and Policies...............................      6
        Management......................................................     13
        Purchases and Redemptions of Shares.............................     16
        Tax Matters.....................................................     18
        Other Information Concerning Shares of the Fund.................     19

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
           ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.



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          The investment adviser and sponsor of the Portfolio is Kinder,
Lydenberg, Domini & Co., Inc. The investment manager of the Portfolio is Mellon Equity Associates. The administrator and distributor (the "Distributor") of the Fund and the Portfolio is Signature Broker-Dealer Services, Inc. ("Signature"). INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

        "DominiSM" and "Domini Social IndexSM" are service marks of Kinder, Lydenberg, Domini & Co., Inc.

        This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information, dated November 7, 1996 as amended from time to time, which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting the Distributor (see back cover for address and phone number).

        UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO. THE FUND INVESTS IN THE PORTFOLIO THROUGH SIGNATURE FINANCIAL GROUP, INC.'S HUB AND SPOKE(R) MASTER-FEEDER INVESTMENT FUND STRUCTURE. "HUB AND SPOKE(R)" IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE(R) MASTER-FEEDER INVESTMENT FUND STRUCTURE" HEREIN.

           INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

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                                    THE FUND

        Domini Institutional Social Equity Fund (the "Fund") is a no-load, diversified, open-end management investment company. The Fund is a series of shares of beneficial interest of Domini Institutional Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts (commonly known as a "Massachusetts business trust") on April 1, 1996.

        Shares of the Fund are sold continuously by Signature, the Fund's distributor (the "Distributor"). The minimum initial investment is $2,000,000. An investor should obtain from the Distributor, and should read in conjunction with this prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed. See "Purchases and Redemptions of Shares" herein.

        Proceeds from the sale of shares of the Fund are invested in the Portfolio which then purchases securities in accordance with its investment objective and policies. Kinder, Lydenberg, Domini & Co., Inc. ("KLD") is the Portfolio's investment adviser (the "Adviser") and is the sponsor of the Fund ("Sponsor") and of the Portfolio ("Portfolio Sponsor"). Mellon Equity Associates ("Mellon Equity") is the Portfolio's investment manager (the "Manager"). Signature is the administrator of the Fund (the "Administrator") and of the Portfolio (the "Portfolio Administrator"). The Boards of Trustees of the Fund and of the Portfolio provide broad supervision over the affairs of the Fund and of the Portfolio, respectively. The Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), are the same as the Independent Trustees of the Portfolio. A majority of the Fund's Trustees are not affiliated with the Adviser. For further information about the Trustees of the Fund and the Portfolio, see "Management of the Fund and the Portfolio" in the Statement of Additional Information.

        The Adviser determines the composition of the Domini Social Index (which determines the composition of the Portfolio's securities). The following persons are primarily responsible for the development and maintenance of the Domini Social Index: Steven D. Lydenberg, Director of Research, KLD, since 1990; and Peter D. Kinder, President, KLD, since 1988. The Manager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. See "Management" herein for more detailed information on the management of the Fund and the Portfolio.

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                                 EXPENSE SUMMARY

        The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the estimated aggregate annual operating expenses for the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund.

SHAREHOLDER TRANSACTION EXPENSES.......................................    None
ANNUAL OPERATING EXPENSES:
     Advisory and Management Fees......................................  0.125%
     12b-1 Fees........................................................    None
     Other Expenses
       - Sponsorship and Administrative Services Fees.................   0.095%
       - Other Expense Payment Fees...................................   0.080%
                                                                      ---------
     Total Operating Expenses.........................................   0.300%

                                                                      ---------
                                                                      ---------

EXAMPLE:
     A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:
        1 year.........................................................      $3

        3 years.......................................................      $10

        The expense information in the expense table provided above has been restated to reflect fees currently in effect. The purpose of the expense table provided above is to help investors understand the various costs and expenses that a shareholder will bear directly or indirectly. Pursuant to the Sponsorship Agreements between each of the Trust and the Portfolio, and KLD, KLD pays all of the ordinary operating expenses of the Fund and the Portfolio, except sponsorship fees, and excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses. KLD has entered into expense payment arrangements with Signature pursuant to which Signature provides these expense payment services to the Fund and the Portfolio. As a result, the aggregate annual ordinary operating expenses of the Fund and the Portfolio will be 0.300% of the average daily net assets of the Fund. All of the advisory and management fees shown above are paid through the expense payment arrangements. During any period, the amounts paid to Signature under the expense payment arrangements may be greater or less than amounts actually paid by Signature under the arrangements during that period. The expense payment arrangements terminate on December 31, 1999 unless terminated earlier by mutual agreement of the parties thereto, and thereafter, the dollar-based expenses of the Fund and the Portfolio will each be paid directly. For more information with respect to the expenses of the Fund and the Portfolio, see "Management" herein.

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       The Trust's Trustees believe that the aggregate per share expenses of the
Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and an investment manager and invested directly in the types of securities being held by the Portfolio. See "Other Information Concerning Shares of the Fund - Expenses" herein for further discussion of Fund and Portfolio expenses.

       THE "EXAMPLE" SET FORTH ABOVE IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.

                             PERFORMANCE INFORMATION

       Performance information concerning the Fund may from time to time be used in advertisements, shareholder reports or other communications to shareholders. The Trust may provide period and average annualized "total rates of return" with respect to the Fund. The "total rate of return" of the Fund refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding.

        Historical total return information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretation. The table that follows sets forth average annual toral return information for the periods indicated:

                      7/31/96           9/30/96

1 Year:               14.87%            19.94%

5 Years:              13.26%            15.11%

Commencement of
Operations*
to date:              12.69%            14.05%

*Domini Social Index Portfolio commenced operations on June 3, 1991.

       The Trust may provide "yield" quotations with respect to the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any advertisement or communications with a shareholder). This income is then "annualized", that is, the amount of income generated by the investment over the period is assumed to be generated over a 52-week period and is shown as a percentage of investment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

       From time to time the Trust may also quote fund rankings from various sources, such as Lipper Analytical Services, Inc., and may compare its performance to that of the Domini Social Index and various other unmanaged securities indices, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and the Dow Jones Industrial Average. "Standard & Poor(R)", "S&P(R)" and "Standard & Poor's 500(R)" are trademarks of Standard & Poor's Corporation.

       See the Statement of Additional Information for further information concerning the calculation of yield and any total rate of return quotations. Since the Fund's yield and total rate of return quotations are based on historical earnings and since such yield and rates of return fluctuate over the time, such quotations should not be considered as an indication or representation of the future performance of the Fund.


                        INVESTMENT OBJECTIVE AND POLICIES

       INVESTMENT OBJECTIVE - The investment objective of the Fund is to provide its shareholders with long-term total return (reflecting both dividend and price performance of the Fund) which corresponds to the total return performance of the Domini Social Index (sometimes referred to herein as the "Index"). There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without approval by the Fund's shareholders.

       INVESTMENT POLICIES - The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's investable assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing in the common stocks comprising the Domini Social Index. The Portfolio will approximate the weightings of securities held by the Portfolio to the weightings of the stocks in the Index, except as described below, and will seek a correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation. As of September 30, 1996, the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index was 0.95. To the extent practicable, the Portfolio will attempt to be fully invested. The ability of the Fund to duplicate the performance of the Domini Social Index by investing in the Portfolio will depend to some extent on the size and timing of cash flows into and out of the Fund and the Portfolio as well as the Fund's and the Portfolio's expenses. Adjustments in the securities holdings of the Portfolio to accommodate cash flows will track the Domini Social Index to the extent practicable, but this will result in brokerage expenses.

       SOCIAL CRITERIA - The Domini Social Index was developed and is currently maintained by the Adviser. The Domini Social Index is a common stock index comprised of the stocks of approximately 400 companies which meet certain social criteria. The weightings of the stocks compromising the Domini Social Index are based upon market capitalization. The criteria used in developing and maintaining the Domini Social Index involve the

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subjective judgment of the Adviser. The Adviser, based on available data, seeks to exclude the following types of companies: firms that derive more than 2% of their gross revenues from the sale of military weapons; firms that derive any revenue from the manufacture of tobacco products or alcoholic beverages; firms that derive any revenue from gambling enterprises; and firms that have an ownership share in, or operate, nuclear power plants,or participate in business related to the nuclear fuel cycle. The Adviser also considers criteria such as corporate citizenship, employee relations, environmental performance, and product-related issues when evaluating stocks for the inclusion in the Domini Social Index. The corporate citizenship criteria include a company's record with regard to its philanthropic activities and its community relations in general. The employee relations criteria include a company's record with regard to labor matters, workplace safety, equal employment opportunity, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans. The environmental performance criteria include a company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services. The product-related criteria include a company's record with regard to product safety, marketing practices and commitment to quality.

       The Adviser intends to vote proxies of companies included in the Portfolio consistent with the social criteria used in developing and maintaining the Index.

       INDEX MANAGEMENT - The Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index. Moreover, inclusion of a stock in the Domini Social Index does not imply an opinion by the Adviser as to the merits of that specific stock as an investment. However, the Adviser believes that enterprises which exhibit a social awareness, based on the criteria described above, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

       In selecting stocks for inclusion in the Index:

       1. The Adviser evaluated, in accordance with the social criteria described above, each of the companies the stocks of which comprise the S&P 500. If a company whose stock was included in the S&P 500 met the Adviser's social criteria and met the Adviser's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Domini Social Index. As of July 31, 1996, of the 500 companies whose stocks comprised the S&P 500, approximately 50% were included in the Index.

       2. The remaining stocks comprising the Domini Social Index (I.E., those which are not included in the S&P 500) were selected based upon the Adviser's evaluation of the

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social criteria described above, as well as upon the Adviser's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Domini Social Index, industry sector weighting in the Domini Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500, and certain industry sectors will be excluded altogether.

       The component stocks of the S&P 500 are chosen by Standard & Poor's Corporation ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the New York Stock Exchange. Not all stocks included in the S&P 500 are listed on the New York Stock Exchange. However, the total market value of the S&P 500 as of July 31, 1996 represented 79% of the aggregate market value of common stocks traded on the New York Stock Exchange.

       Inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Fund or the Portfolio.

       Some of the stocks included in the Domini Social Index may be stocks of foreign issuers (provided that the stocks are traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (I.E., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

       The weightings of stocks in the Domini Social Index are based on each stock's relative total market capitalization, (I.E., market price per share times the number of shares outstanding). Because of this weighting, as of July 31, 1996 approximately 40% of the Domini Social Index was comprised of the 20 largest companies in that Index.

       The Adviser may exclude from the Domini Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy the Adviser believes may be imminent.

       The Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Domini Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Domini Social Index, will reflect the Manager's judgment as to the appropriate balance between the goal of correlating the holdings of the Portfolio with the composition

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        of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. To the extent practicable, the Portfolio will seek a correlation between the weightings of securities held by the Portfolio to the weightings of the securities in the Index of 0.95 or better. The Board of Trustees of the Portfolio will receive and review, at least quarterly, a report prepared by the Manager comparing the performance of the Fund and the Portfolio with that of the Index, and comparing the composition and weighting of the Portfolio's holdings with those of the Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Fund or the Portfolio, as the case may be, and that of the Index, or between the composition and weighting of the Portfolio's securities holdings with those of the stocks comprising the Index. If the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index falls below 0.95, the Board of Trustees will review with the Manager methods for increasing such correlation, such as through adjustments in securities holdings of the Portfolio.

       The Portfolio may invest cash reserves in short-term debt securities (I.E., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper or certificates of deposit, provided that the issuer satisfies the Adviser's social criteria. The Portfolio does not currently intend to invest in direct obligations of the United States Government. Short-term debt securities purchased by the Portfolio will be rated at least Prime-1 by Moody's Investors Service, Inc. or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Portfolio's Board of Trustees. The Portfolio's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Domini Social Index and in order to meet anticipated redemption requests. Such investments are not intended to be used for defensive purposes in periods of anticipated market decline.

       The annual portfolio turnover rates of the Portfolio for the fiscal years ended July 31, 1995 and July 31, 1996 were 6% and 5%, respectively.

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       The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Neither the Portfolio nor the Fund will engage in brokerage transactions with the Adviser, the Manager, the Sponsor or any of their respective affiliates or any affiliate of the Fund or the Portfolio. For further discussion regarding securities trading by the Portfolio, see the Statement of Additional Information.

       Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, the Portfolio may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. Such loans would be required to be secured continuously by collateral consisting of securities, cash or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on three days' notice. During the existence of a loan, the Portfolio would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Portfolio may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

       Although it has no current intention to do so, the Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Portfolio owns an equal amount of such securities, or securities convertible into such securities.

       SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE(R) MASTER-FEEDER INVESTMENT FUND STRUCTURE - The Trust and the Portfolio are utilizing certain proprietary rights, know-how and financial services referred to as the Hub and Spoke master-feeder investment fund structure from Signature Financial Group, Inc. of which sthe Administrator is a wholly-owned subsidiary. Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

       Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the

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Administrator at (617) 423-0800. The Hub and Spoke investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

       The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders thirty days prior to implementing the change. If there were a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial positions and needs. The investment objective of the Portfolio may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either the Fund or the Portfolio will be achieved. See "Investment Restrictions" in the Statement of Additional Information for a description of the fundamental policies of the Fund and of the Portfolio that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, respectively. Except as stated otherwise, all investment guidelines, policies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

       Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility exists as well for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

       The Trust may withdraw the Fund's investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Trust were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment adviser and investment manager, the Trustees will seek to determine the best course of action.

       For more information about the Portfolio's policies, management and expenses see "Investment Objective and Policies," "Management," and "Other Information Concerning Shares of the Fund - Expenses." For information about the Portfolio's investment restrictions see the Statement of Additional Information.

                                         -----------

       As a matter of fundamental policy, the Trust will invest all of the investable assets of the Fund (either directly or through the Portfolio) in one or more of: (i) stocks comprising an index of securities selected applying social criteria, which initially will be the Domini Social Index, (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. This fundamental policy cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Prospectus, means the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the outstanding shares of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding shares are represented in person or by proxy). Except for this fundamental policy, investor approval is not required to change the Fund's or the Portfolio's investment objective or any of the investment policies described above.

       The Statement of Additional Information filed with the Securities and Exchange Commission includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Portfolio's and the Fund's investment policies. Certain of the investment restrictions listed in the Statement of Additional Information may not be changed by the Portfolio without the approval of the shareholders of the Fund and the other investors in the Portfolio or by the Trust without the approval of the shareholders of the Fund. If a percentage or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the Portfolio's total assets or the value of the Portfolio's securities or a later change in the rating of a security held by the Portfolio will not be considered a violation of policy.

       Expenses of the Portfolio with respect to investment advisory services, investment management services, sponsorship services are described herein under "Management - Adviser, - Manager, - Sponsor and - Administrator," respectively.

                                   MANAGEMENT

       The Boards of Trustees of the Trust and the Portfolio provide broad supervision over the affairs of the Trust and the Portfolio, respectively. The Trust has retained the services of KLD as sponsor and Signature as administrator, but has not retained the services of an investment adviser or investment manager since the Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's investable assets in the Portfolio. The Portfolio has retained the services of KLD as sponsor, Signature as administrator, KLD as investment adviser, and Mellon Equity as investment manager.

                                    TRUSTEES

         The Trustees of the Trust and the Portfolio are listed below.

         AMY L. DOMINI -- Officer of Kinder, Lydenberg, Domini & Co., Inc.; Trustee, Loring, Wolcott & Coolidge (since 1987).

         PHILIP W. COOLIDGE -- Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. (since 1988) and Signature Broker-Dealer Services, Inc. (since 1989).

         ALLEN M. MAYES -- Senior Associate General Secretary of the General Board of Pensions of the United Methodist Church (since 1982).

         TIMOTHY SMITH -- Executive Director of the Interfaith Center on Corporate Responsibility (since 1974).

         FREDERICK C. WILLIAMSON -- Chairman, Rhode Island Historical Preservation and Heritage Commission (since 1995).

                                     ADVISER

       KLD provides advice to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The services provided by the Adviser consist of determining the stocks to be included in the Index and evaluating, in accordance with the Adviser's social criteria, debt securities which may be purchased by the Portfolio. For its services under the Advisory Agreement, the Adviser receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year. Prior to October 4, 1996, the Adviser received from the Portfolio a fee accrued daily, and paid monthly at an annual rate equal to 0.05% of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year.

       "DominiSM" and "Domini Social IndexSM" are service marks of Kinder, Lydenberg, Domini & Co., Inc. Pursuant to agreements with the Trust and the Portfolio, the Portfolio will be required to discontinue use of such service marks if KLD ceases to be the investment adviser of the Portfolio, and the Trust will be required to discontinue the use of such service marks if either KLD ceases to be the investment adviser of the Portfolio or the Trust ceases to invest all of the Fund's investable assets in the Portfolio.

                                     MANAGER

       Mellon Equity manages the Portfolio on a day-to-day basis pursuant to an Investment Management Agreement (the "Management Agreement"). Mellon Equity does not determine the composition of the Domini Social Index.

       Under the Management Agreement, the Portfolio pays Mellon Equity an investment management fee equal on an annual basis to 0.10% of the Portfolio's average daily net assets for its then-current fiscal year. Prior to October 4, 1996, the Portfolio paid Mellon Equity and investment management fee equal on an annual basis to the following percentages of the Portfolio's average daily net assets for its then-current fiscal year: 0.10% of assets up to $50 million; 0.30% of assets between $50 million and $100 million; 0.20% of assets between $100 million and $500 million; and 0.15% of assets over $500 million.

       Mellon Equity is a Pennsylvania business trust whose beneficial owners are Mellon Bank, N.A. and MMIP, Inc. Mellon Equity has been registered as an investment adviser under the Investment Advisers Act of 1940 since 1986. Prior to 1987, the Manager was part of the Equity Management Group of Mellon Bank Corporation's Trust and Investment Department, which has managed pension assets since 1947. As of June 30, 1996, the Manager had approximately $9.8 billion in assets under management.

       Mellon Equity believes that its performance of investment management services for the Portfolio will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Mellon Equity from continuing to perform such services for the Portfolio. If Mellon Equity were prohibited from acting as investment manager to the Portfolio, it is expected that the Trustees would recommend to shareholders approval of a new investment management agreement with another qualified investment manager selected by the Trustees, or that the Trustees would recommend other appropriate action.

                                    SPONSOR

       Pursuant to Sponsorship Agreements, dated November 6, 1996, KLD pays the ordinary operating expenses of the Fund and the Portfolio (other than brokerage fees and commissions, interest, taxes and extraordinary expenses) and provides the Fund and the Portfolio with the administrative personnel and services necessary to operate the Fund and the Portfolio. In addition to general administrative services, such services include answering questionss from the general public, the media and investors in the Fund regarding the composition of the Domini Social Index and the securities holdings of the Portfolio. For these services and facilities, KLD receives fees computed and paid montly from the Fund at an annual rate equal to 0.10% of the average daily net assets of the Fund, and from the Portfolio at an annual rate equal to 0.20% of the average daily net assets of the Portfolio, in each case for the Fund's or the Portfolio's then-current fiscal year.

                                  ADMINISTRATOR

       Pursuant to Administrative Services Agreements between Signature and KLD, KLD has engaged Signature to provide certain administrative services to the Trust and the Portfolio. In such capacity, Signature performs certain administrative services requested by the Sponsor. For these services, since November 6, 1996, the Sponsor pays to Signature a fee computed daily and paid monthly at an annual rate equal to 0.045% of the average daily net assets of the Fund, and a fee at an annual rate equal to 0.025% of the average daily net assets of the Portfolio, in each case for the Fund's or the Portfolio's then-current fiscal year. From October 4, 1996 to November 6, 1996, Signature received fees computed daily and paid monthly from the Fund at an annual rate equal to 0.070% of the average daily net assets of the Fund and from the Portfolio at an annual rate equal to 0.025% of the average daily net assets of the Portfolio, in each case for the Fund's or the Portfolio's then-current fiscal year. Prior to October 4, 1996, Signature waived its administrative services fees from the Fund and the Portfolio. Signature is a wholly-owned subsidiary of Signature Financial Group, Inc.

                                   DISTRIBUTOR

     Signature is the principal distributor for the shares of the Fund for which services it receives no fee.

                          TRANSFER AGENT AND CUSTODIAN

        The Trust has entered into a Transfer Agency Agreement with Fundamental Shareholder Services, Inc. ("FSSI"), pursuant to which FSSI acts as Transfer Agent for the Trust. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions and acts as dividend disbursing agent for the Fund. Pursuant to Custodian Agreements, Investors Bank & Trust Company ("IBT") acts as the custodian of the Trust's assets (I.E., cash and the Fund's interest in the Portfolio) and as the custodian of the Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio and the daily net asset value of shares of the Fund. Securities held by the Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. IBT also serves as transfer agent for the Portfolio. For their services, FSSI and IBT will receive such compensation as may from time to time be agreed upon by each of them and the Fund or the Portfolio.

                       PURCHASES AND REDEMPTIONS OF SHARES

                                    PURCHASES

        Shares of the Fund may be purchased directly from the Distributor without a sales load at the net asset value next determined after an order for shares is received in good order and accepted by the Trust on any day the New York Stock Exchange is open for trading (a "Fund Business Day"). The minimum initial investment in the Fund is $2,000,000. The Fund in its sole discretion may permit purchases for lesser amounts. The Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of its shares.

        For each shareholder of record, the Fund establishes an open account to which all shares purchased are credited together with any dividends and capital gains distributions which are paid in additional shares. See "Other Information Concerning Shares of the Fund - Dividends and Capital Gains Distributions". No share certificates will be issued.

        Investors desiring to purchase shares of the Fund by mail should complete an Account Application and mail the Application and a check (in U.S. dollars), payable to "Domini Institutional Social Equity Fund," to the Fund at the following address:

               Domini Institutional Social Equity Fund
               P.O. Box 117
               New York, New York 10274-0117

        For overnight deliveries, please use the following address:

               Domini Institutional Social Equity Fund
               c/o Fundamental Shareholder Services, Inc.
                90 Washington Street
               New York, New York 10006
               (212) 635-5000

        An investor desiring to purchase shares by a wire transfer of funds should request its bank to transmit immediately available funds. The information transmitted with the funds must include the investor's name and address and a statement indicating whether a new account is being established by such wire transfer or whether such wire transfer is being made by a shareholder with an account with the Fund. If the initial purchase by an investor is by a wire transfer of funds, an account number will be assigned to such investor and an Account Application must subsequently be completed and mailed to the Fund. For purchases by wire transfer, please call Fundamental Shareholder Services, Inc., the Fund's transfer agent (the "Transfer Agent"), at 1-800-782-4165 to obtain wire transfer instructions.

       Shares of the Fund may be purchased by exchanging securities acceptable to the Trust for shares of the Fund. The Trust will not accept a security in exchange for Fund shares unless (a) the security is consistent with the investment objectives and policies of the Fund and the Portfolio, and (b) the security is deemed acceptable by the Manager. Securities offered in exchange for shares of the Fund will be valued in accordance with the usual valuation procedure for the Fund. See "Net Asset Value".

        For further information on how to purchase shares of the Fund, an investor should contact the Distributor (see back cover for address and phone number).

                                   REDEMPTIONS

        A shareholder may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to the Fund. Redemptions will therefore be effected on the same day the redemption order is received by the Fund provided such order is received and accepted on a Fund Business Day prior to the time at which the net asset value of the Fund is determined. The proceeds of a redemption will be paid by the Fund in federal funds normally on the next Fund Business Day, but in any event within seven days if all checks in payment for the purchase of shares to be redeemed have been cleared by the Fund (which may take up to 15 days). Redemptions may be paid by the Fund by check or by wire transfer if the appropriate box on the Account Application has been completed. Instructions for wire redemptions are set forth in the Account Application.

        Redemptions may be made by letter to the Fund specifying the dollar amount or number of shares to be redeemed and the account number. The letter must be signed in exactly the same way the account is registered and the signatures must be guaranteed by an eligible signature guarantor. In some cases the Fund may require the furnishing of additional documents.

          Written requests should be mailed to the Fund at the following address:

               Domini Institutional Social Equity Fund
               P.O. Box 117
               New York, New York 10274-0117

        For overnight deliveries, please use the following address:

               Domini Institutional Social Equity Fund
               c/o Fundamental Shareholder Services, Inc.
               90 Washington Street
               New York, New York 10006
               (212) 635-5000

       An investor may also redeem shares by telephone (by calling 1-800-782-4165) if the appropriate box on the Account Application has been completed. The Trust, Transfer Agent and Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. Accordingly, shareholders will bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephone instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Fund liable for any losses due to unauthorized or fraudulent telephone instructions. The following information must be supplied by the shareholder or broker at the time a request for a telephone redemption is made: (1) the shareholder's account number; (2) the shareholder's social security number; and (3) the name and account number of the shareholder's designated securities dealer or bank.

       The Trust, Transfer Agent and Distributor reserve the right to refuse wire or telephone redemptions. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. The Trust reserves the right to restrict or terminate wire redemption privileges. Proceeds of wire redemptions will be transferred within seven days after receipt of the request.

        The value of shares redeemed may be more or less than the shareholder's cost, depending on the Fund's performance during the period the shareholder owned its shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss.

        The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

                                   TAX MATTERS

        Each year the Fund intends to qualify and elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets all income, distribution and diversification requirements of the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, the Fund will not be required to pay any federal income or excise taxes. The Portfolio will also not be required to pay any federal income or excise taxes. However, shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and any capital gains distributions they receive from the Fund. After the end of each calendar year, each shareholder receives information for tax purposes on the dividends and any capital gains distributions received during that calendar year including the portion taxable as ordinary income, the portion taxable as long-term capital gains, the portion, if any, representing a return of capital (which generally is free of current taxes but results in a basis reduction), the amount, if any, of federal income tax withheld, and the amount of any dividends eligible for the dividends-received deduction for corporations.

         Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. Distributions of net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) will cause any short-term capital loss realized on the disposition by a Fund's shareholder of Fund shares held for six or fewer months to be recharacterized, to the extent of those distributions, as long-term capital loss.

        Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and payments made by the Fund. Generally, shareholders are subject to back-up withholding if they have not provided the Fund with a correct taxpayer identification number and certain other certifications.

        The Trust is organized as a Massachusetts business trust and, under current law, the Fund is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund qualifies as a regulated investment company under the Code.

        The foregoing discussion is intended for general information only. A prospective shareholder should consult with its own tax advisor as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

                 OTHER INFORMATION CONCERNING SHARES OF THE FUND
                                 NET ASSET VALUE

        The Trust determines the net asset value of each of the Fund's shares on each Fund Business Day. This determination is made once during each such day as of the close of regular trading on the New York Stock Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding. A share's net asset value is effective for orders received by the Distributor on a Fund Business Day prior to the time at which such net asset value is determined.

        Since the Trust will invest all of the Fund's investable assets in the Portfolio, the value of the Fund's investable assets will be equal to the value of its beneficial interest in the Portfolio. The net asset value of the Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each Fund Business Day, by deducting the amount of the Portfolio's liabilities from the value of its assets. The value of the Fund's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. (See "Description of Shares, Voting Rights and Liabilities" below.)

        Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

        Substantially all of the Fund's net income from dividends and interest is paid to the Fund's shareholders quarterly (in the months of March, June, September and December) as a dividend. For this purpose, the Fund's "net income from dividends and interest" consists of all income from dividends and interest accrued on the assets of the Fund (I.E., the Fund's share of the Portfolio's net income from dividends and interest), less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

        The Fund also declares a long-term capital gains distribution to its shareholders on an annual basis, usually in December, if the Fund's share of the Portfolio's profits during the year from the sale of securities held for longer than the applicable long-term capital gains holding period exceeds the Fund's share of the Portfolio's losses during such year from the sale of securities together with the Fund's share of the Portfolio's net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). The Fund's share of the Portfolio's net short-term capital gains realized during each fiscal year will also be distributed at that time.

        The Fund will also make additional distributions to its shareholders to the extent necessary to avoid application of the 4% nondeductible excise tax created by the Tax Reform Act of 1986 on certain undistributed income and net capital gains of mutual funds.

        A shareholder of the Fund may elect to receive dividends and capital gains distributions in either cash or additional shares. Unless otherwise specified in writing by a shareholder, all dividends and capital gains distributions will be reinvested in additional shares.

                                    EXPENSES

        The Fund and the Portfolio each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of the Fund or the Portfolio; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Portfolio; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund or the Portfolio; insurance premiums; and expenses of calculating the net asset value of the Portfolio and of shares of the Fund.

        The Fund is also responsible for expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes.

        The Portfolio is also responsible for the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors; and the advisory fees payable to the Adviser under the Advisory Agreement, the management fees payable to the Manager under the Management Agreement and the sponsorship fees payable to the Portfolio Sponsor.

       Pursuant to the Sponsorship Agreements between KLD and each of the Trust with respect to the Fund and the Portfolio (effective November 6, 1996), KLD has agreed to pay all of the ordinary operating expenses of the Fund and the Portfolio, except sponsorship fees and excluding brokerage commissions, interest, taxes and extraordinary expenses. KLD has entered into expense payment arrangements with Signature pursuant to which Signature provides the expense payment services mentioned above. Under these arrangements Signature receives expenses payment fees from KLD computed and paid monthly (i) at an annual rate equal to 0.030% of the Fund's average daily net assets for its then-current fiscal year, and (ii) at an annual rate equal to 0.175% of the Portfolio's average daily net assetss for its then-current fiscal year. The arrangements will terminate on December 31, 1999 unless sooner terminated by mutual agreement of the parties. Prior to November 6, 1996 Signature participated in expense payment arrangements directly with the Trust and the Portfolio. See "Management of the Trust and the Portfolio" in the Statement of Additional Information for more information regarding expense payment arrangements.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

        The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.01 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held. The Trust is not required to hold annual meetings of shareholders of the Fund but the Trust will hold special meetings of shareholders of the Fund when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Upon liquidation of the Fund, shareholders would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting.

        The Trust reserves the right to create and issue any number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series). Currently, the Trust has only one series of shares, all of which are of the same class. The Trust may establish additional classes of any series of shares. For example, the Fund may offer another class of shares that has lower annual distribution fees or shareholder servicing fees. Prior to offering another class of shares, the Trust would either issue a new prospectus and statement of additional information or amend this Prospectus and the Statement of Additional Information to reflect such issuance.

        The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Portfolio, in which all of the investable assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Trust and other entities investing in the Portfolio (I.E., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Trust incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by its shareholders.


        Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such Fund Business Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.

       The Statement of Additional Information filed with the Securities and Exchange Commission contains more detailed information about the Trust and the Portfolio, including information related to (i) investment policies and restrictions of the Fund and the Portfolio, (ii) the Trustees, officers, investment adviser, investment manager and administrator of the Trust and the Portfolio, (iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) additional performance information, including the method used to calculate yield and total rate of return quotations of the Fund, (vi) determination of the net asset value of shares of the Fund, and (vii) the audited financial statements of the Fund and the Portfolio at July 31, 1996.

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND
6 St. James Avenue
Boston, MA 02116

PORTFOLIO INVESTMENT          CUSTODIAN:
ADVISER AND SPONSOR:          Investors Bank &
Kinder, Lydenberg,              Trust Company
  Domini & Co., Inc.          89 South Street
129 Mt. Auburn Street         Boston, MA 02111
Cambridge, MA 02138
(617) 547-7479
                              AUDITORS:
PORTFOLIO INVESTMENT          KPMG Peat Marwick
MANAGER:                      LLP
Mellon Equity                 99 High Street
Associates                    Boston, MA 02110
500 Grant Street
  Suite 3700                  LEGAL COUNSEL:
Pittsburgh, PA                Bingham, Dana &
15258-0001                    Gould LLP
                              150 Federal Street
ADMINISTRATOR AND             Boston, MA 02110
DISTRIBUTOR:
                              TRANSFER AGENT:
Signature Broker-Dealer       Fundamental
Service, Inc.                 Shareholder
6 St. James Avenue              Services, Inc.
Boston, MA 02116              90 Washington Street
(800) 762-6814                New York, NY 10006
                              (800) 782-4165


DOMINI INSTITUTIONAL SOCIAL EQUITY FUND
----------------------

PROSPECTUS
----------------------

November 7, 1996

Investing for GoodSM


Printed on Recycled Paper

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 7, 1996

                     DOMINI INSTITUTIONAL SOCIAL EQUITY FUND



Table of Contents                                                        Page

1. The Fund................................................................ 2

2. Investment Objective, Policies and Restrictions......................... 2

3. Performance Information................................................. 9

4. Determination of Net Asset Value; Valuation of Portfolio Securities.....10

5. Management of the Fund and the Portfolio................................11

6. Independent Auditors....................................................21

7. Taxation................................................................21

8. Portfolio Transactions and Brokerage Commissions........................23

9. Description of Shares, Voting Rights and Liabilities....................25

10. Financial Statements...................................................27


DOMINI INSTITUTIONAL SOCIAL EQUITY FUND
6 St. James Avenue, Boston, Massachusetts 02116
(800) 762-6814

        This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated November 7, 1996, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting Signature Broker-Dealer Services, Inc., the Fund's distributor, at
(800) 762-6814.

        This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                   1. THE FUND

        The Domini Institutional Social Equity Fund (the "Fund") is a no-load, diversified, open-end management investment company. The Fund is a series of shares of beneficial interest of Domini Institutional Trust (the "Trust"), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 1, 1996. The Trust offers to buy back (redeem) shares of the Fund from its shareholders at any time at net asset value. References in this Statement of Additional Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.

        Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), the Fund's Sponsor, supervises the overall administration of the Fund. Signature Broker-Dealer Services, Inc. ("Signature"), the Fund's administrator (the "Administrator"), provides certain administrative services to the Fund. The Board of Trustees provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by Signature, the Fund's distributor (the "Distributor"). The minimum initial investment is amount is $2,000,000. An investor should obtain from the Distributor, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

        The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's investable assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. KLD is the Portfolio's investment adviser (the "Adviser"). Mellon Equity Associates ("Mellon Equity") is the Portfolio's investment manager (the "Manager"). The Adviser determines the composition of the Domini Social IndexSM. The Manager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. "DominiSM" and "Domini Social IndexSM" are service marks of Kinder, Lydenberg, Domini & Co., Inc.

               2. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

        The investment objective of the Fund is to provide its shareholders with long-term total return (reflecting both dividend and price performance of the Fund) which corresponds to the performance of the Domini Social Index (sometimes referred to herein as the "Index"). There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without approval by the Fund's shareholders.

                               INVESTMENT POLICIES

        The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's investable assets in the Portfolio, which has the same investment objective as the Fund. The Trust may withdraw the Fund's investment in the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having the same investment objective as the Fund, or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio. The approval of the Fund's shareholders would not be required to change any of the Fund's investment policies.

        The following supplements the information concerning the Portfolio's investment policies contained in the Prospectus and should only be read in conjunction therewith.

        A company which is not included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") may be included in the Domini Social Index primarily in order to afford representation to an industrial sector which would otherwise be under-represented in the Index. Because of the social criteria applied in the selection of stocks comprising the Domini Social Index, industry sector weighting in the Domini Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500.

        The Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.

        Although neither the Fund nor the Portfolio has any current intention to do so, the Fund and the Portfolio may invest in securities which may be resold pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act").

        It is a fundamental policy of the Portfolio and the Fund that neither the Portfolio nor the Fund may invest more than 25% of the total assets of the Portfolio or the Fund, respectively, in any one industry, although the Fund will invest all of its assets in the Portfolio, and the Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Domini Social Index. Based on the current composition of the Index, this is considered highly unlikely. If the Portfolio were to concentrate its investments in a single industry, the Portfolio and the Fund would be more susceptible to any single economic, political or regulatory occurrence than would be another investment company which was not so concentrated.

        LOANS OF SECURITIES: The Portfolio may lend its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned within three business days;
(3) the Portfolio will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Portfolio.

        The Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

        In connection with lending securities, the Portfolio may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Portfolio, the Adviser or the Manager.

        Although the Portfolio reserves the right to lend its securities, it has no current intention of doing so in the foreseeable future.

        RISK FACTORS INVOLVED IN OPTION CONTRACTS: Although it has no current intention to do so, the Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Portfolio or possible declines in the value of securities which are expected to be sold by the Portfolio. Generally, the Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

        The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

        Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Portfolio would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.

        Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Portfolio.

        The approval of the Fund and of the other investors in the Portfolio is not required to change the investment objective or any of the non-fundamental investment policies discussed above, including those concerning security transactions.

                             INVESTMENT RESTRICTIONS

        The Fund and the Portfolio have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund or the Portfolio, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

        Except as described below, whenever the Trust is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the shareholders of the Fund and will cast its vote proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of shareholders of the Fund with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nevertheless be voted on by the Trustees of the Trust.

        Neither the Fund nor the Portfolio may:

        (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Fund or the Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund or the Portfolio, respectively, including the amount borrowed (moreover, neither the Fund nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively, taken in each case at market value) (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities); for additional related restrictions, see clause (i) under the caption "Non-Fundamental State and Federal Restrictions" below;

        (2) purchase any security or evidence of interest therein on margin, except that either the Fund or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Fund or the Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;

        (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of options on securities;

        (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Portfolio and except insofar as either the Fund or the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a security;

        (5) make loans to other persons except (a) through the lending of securities held by either the Fund or the Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;

        (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Portfolio;

        (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

        (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or the Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's or the Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time (it is the present intention of the Portfolio and the Fund to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

        (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

        (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Portfolio's or the

Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Portfolio; or

        (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Domini Social Index, in which case the Portfolio or the Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Portfolio.

        NON-FUNDAMENTAL STATE AND FEDERAL RESTRICTIONS: In order to comply with certain state and federal statutes and regulatory policies, neither the Fund nor the Portfolio will as a matter of operating policy:

(i) borrow money for any purpose in excess of 10% of the total assets of the Fund or the Portfolio, respectively (taken in each case at cost) (moreover, neither the Fund nor the Portfolio will purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value)),

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund or the Portfolio, respectively (taken in each case at market value), provided that collateral arrangements with respect to options, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction,

(iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold, and provided that if such right is conditional the sale is made upon the same conditions,

(iv) invest for the purpose of exercising control or management, except that all of the assets of the Fund may be invested in the Portfolio,

(v) purchase securities issued by any registered investment company, except that the Fund may invest all its assets in the Portfolio and except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that (except for the Fund's investment in the Portfolio) the Fund and the Portfolio will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund or the Portfolio, respectively (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund or the Portfolio, respectively; and provided, further, that (except for the Fund's investment in the Portfolio) the

Fund and the Portfolio shall not purchase securities issued by any open-end investment company,

(vi) invest more than 10% of the net assets of the Fund or the Portfolio, respectively (taken at the greater of cost or market value), in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act,

(vii) invest more than 15% of the net assets of the Fund or the Portfolio, respectively (taken at the greater of cost or market value), (a) in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities), and (b) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years, provided, however, that no more than 5% of the net assets of the Fund or the Portfolio, respectively, are invested in securities issued by issuers which (including predecessors) have been in operation less than three years,

(viii) purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Funds or the Portfolio's total assets at the time of such purchase,

(ix) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that option contracts shall not be subject to this restriction, and except that the Fund may invest all or any portion of its assets in the Portfolio,

(x) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or the Portfolio, as the case may be, or is an officer or director of the Adviser or the Manager, if after the purchase of the securities of such issuer by the Fund or the Portfolio, as the case may be, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value, except that the Fund may invest all or any portion of its assets in the Portfolio,

(xi) invest more than 5% of the Fund's or the Portfolio's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's or the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange, or

(xii) make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund or the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the securities sold short, and unless not more than 10% of the Fund's or the Portfolio's, respectively, net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (neither the Fund nor the Portfolio has any current intention to engage in short selling).

        Restrictions (i) through (xii) are not fundamental and may be changed with respect to the Fund by the Fund without approval by the Fund's shareholders or with respect to the Portfolio by the Portfolio without the approval of the Fund or its other investors. While the Fund expects to reject any order that is not an exempt transaction under the relevant state securities laws, the Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the applicable investment limitations found in the state securities laws and regulations of all states in which the Fund is registered.

      PERCENTAGE RESTRICTIONS: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or the Portfolio or a later change in the rating of a security held by the Fund or the Portfolio will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund or the Portfolio to the net asset value of the Fund or the Portfolio, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Fund or the Portfolio as the case may be, will take the corrective action required by Section 18(f).

                           3. PERFORMANCE INFORMATION

      The Trust will calculate the Fund's total rate of return for any period by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share (i.e., net asset value) on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

      Any current "yield" quotation of the Fund shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

      Total rate of return and yield information with respect to the Domini Social Index will be computed in the same fashion as set forth above with respect to the Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the

Domini Social Index weighted in accordance with the weightings of the stocks comprising the Index. Performance information with respect to the Domini Social Index will not take into account brokerage commission and other transaction costs which will be incurred by the Portfolio.

      Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations.

     4. DETERMINATION OF NET ASSET VALUE; VALUATION OF PORTFOLIO SECURITIES

      The net asset value of each share of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination of net asset value of shares of the Fund is made once during each such day as of the close of the NYSE by dividing the value of the Fund's net assets (i.e., the value of its investment in the Portfolio and any other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "Purchases and Redemptions of Shares" in the Prospectus.

      The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Fund determines its net asset value per share. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities. Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

      A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Portfolio's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

      Interest income on short-term obligations held by the Portfolio is determined on the basis of interest accrued less amortization of premium.

      Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.

                  5. MANAGEMENT OF THE TRUST AND THE PORTFOLIO

       The Trustees and officers of the Trust and the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Each Trustee and officer of the Trust also serves the Portfolio in the same capacity. Asterisks indicate those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts 02116.

TRUSTEES

         Amy L. Domini* -- Chair, President and Trustee of the Trust and the Portfolio; Officer of Kinder, Lydenberg, Domini & Co., Inc.; Trustee, Loring, Wolcott & Coolidge (since 1987).

         Philip W. Coolidge* -- Trustee of the Trust and the Portfolio; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. (since 1988) and Signature Broker-Dealer Services, Inc. (since 1989).

      Allen M. Mayes -- 7985 Willow Creek Drive, Beaumont, Texas 77707; Trustee of the Trust and the Portfolio; Senior Associate General Secretary of the General Board of Pensions of the United Methodist Church (since 1982); Member of the Board of Directors of Investor Responsibility Research Center (since 1989); Member of Board of Trustees of Wiley College (since 1969).

         Timothy Smith -- Interfaith Center for Corporate Responsibility, 475 Riverside Drive, New York, New York 10115; Trustee of the Trust and the Portfolio; Executive Director of the Interfaith Center on Corporate Responsibility (since 1974).

      Frederick C. Williamson -- 5 Roger Williams Green, Providence, Rhode Island 02904; Trustee of the Trust and the Portfolio; Chairman, Rhode Island Historical Preservation and Heritage Commission (since 1995); Rhode Island State Historic Preservation Officer (since 1969); Trustee, National Park Trust (since
1992); Trustee, National Parks and Conservation Association (since 1986); President Emeritus, National Conference of State Historic Preservation Officers; Trustee Emeritus, National Trust for Historic Preservation; Treasurer and Past Chairman, Rhode Island Black Heritage Society.

      Each Trustee is paid an annual fee as follows for serving as Trustee of the Trust and the Portfolio and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the Trustees for the fiscal year ended July 31, 1996 is set forth below. The Trustees may hold various other directorships unrelated to the Trust or Portfolio.


                                                                  Total
                                                                  Compensation
                                         Aggregate                from the
                                         Compensation             Trust
                                         from the                 and the
                                         Trust                    Portfolio

Amy L. Domini*, Chair,                   None                     None
President and Trustee

Philip W. Coolidge*, Trustee             None                     None

Allen M. Mayes, Trustee                  $200                     $1,400

Timothy Smith, Trustee                   $200                     $1,400

Frederick C. Williamson,                 $200                     $1,400
Trustee



OFFICERS

        In addition to Mr. Coolidge, the following persons serve as officers of the Trust or the Portfolio:

         Peter D. Kinder -- Vice President of the Trust and the Portfolio; President of Kinder, Lydenberg, Domini & Co., Inc. (since March, 1988).

         Steven D. Lydenberg -- Vice President of the Trust and the Portfolio; Director of Research of Kinder, Lydenberg, Domini & Co., Inc. (since January,
1990).

         Karen C. Pratt -- Vice President of the Trust; Chief Operating Officer and Director of Institutional Marketing, Kinder, Lydenberg, Domini & Co., Inc. (since October, 1994); Director of Institutional Marketing, Off Wall Street Consulting Group, Inc. (1995); General Partner, Falcon Partners Management, L.P. (May, 1992 to March, 1994) (hedge funds).

         John R. Elder -- Treasurer of the Trust and the Portfolio; Vice President, Signature Financial Group, Inc. (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).

        Any conflict of interest between the Trust and the Portfolio will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers (the "Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or Fund shareholders, it is finally adjudicated that the Indemnified Parties engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

        As of October 16, 1996, all Trustees and officers of the Trust and the Portfolio as a group owned less than 1% of the Fund's outstanding shares. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Home Missioners of America Restricted Fund, 25.15%; Home Missioners of America Endowment Fund, 12.82%; and, J.S. Noyes Foundation, Inc., 58.31%. The Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of the outstanding shares of the Fund. Shareholders owning 25% or more of the outstanding shares of the Fund may take actions without the approval of any other investor in the Fund.


                               ADVISER AND MANAGER

        KLD provides advice to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The services provided by the Adviser consist of determination of the stocks to be included in the Index and evaluating, in accordance with the Adviser's social criteria, debt securities which may be purchased by the Portfolio. The Adviser furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio at a meeting called for the purpose of voting on the Advisory Agreement (with the vote of each investor in the Portfolio being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Advisory

Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Advisory Agreement.

        The Advisory Agreement provides that the Adviser may render services to others and may permit other investment companies in addition to the Portfolio and the Trust to use the name "DominiSM" or "Domini Social IndexSM" in their names. Pursuant to agreements with the Trust and the Portfolio, if KLD ceases to be the investment adviser of the Portfolio, the Portfolio will be required to discontinue the use of such service marks, and if either KLD ceases to be the investment adviser of the Portfolio or the Trust ceases to invest all of the Fund's assets in the Portfolio, the Trust will be required to discontinue the use of such service marks. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the Fund and of the other investors in the Portfolio (with the vote of each investor in the Portfolio being in proportion to the amount of its investment) or by a vote of a majority of its Board of Trustees, or by the Adviser, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

        The Fund's Prospectus contains a description of fees payable to the Adviser for services under the Advisory Agreement. For the fiscal years ended July 31, 1994 and 1995, the Adviser voluntarily waived all of its advisory fees. For the fiscal year ended July 31, 1996, the Portfolio incurred $38,150 in advisory fees to the Adviser.

        Mellon Equity manages the assets of the Portfolio pursuant to an Investment Management Agreement (the "Management Agreement"). The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Management Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority vote of the shareholders of the Fund and of the other investors in the Portfolio at a meeting called for the purpose of voting on the Management Agreement (with the vote of each being in proportion to the amount of their investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

        The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the Fund and of the other investors in the Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of the majority of its Board of Trustees, or by the Manager, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard for its or their obligations and duties under the Management Agreement.

        The Fund's Prospectus contains a description of fees payable to the Manager for services under the Management Agreement. Prior to November 21, 1994, State Street Bank and Trust Company (the "Former Manager") served as investment manager to the Portfolio. For the fiscal year ended July 31, 1994, the Portfolio incurred $16,986 in management fees to the Former Manager. For the period August 1, 1994 through November 20, 1994, the Portfolio incurred $10,180 in management fees to the Former Manager. For the period November 21, 1994 through July 31, 1995, the Portfolio incurred $29,409 in management fees to the Manager. For the fiscal year ended July 31, 1996, the Portfolio incurred $128,901 in management fees to the Manager.

                                  SPONSOR

        Pursuant to Sponsorship Agreements, dated November 6, 1996, KLD pays the ordinary operating expenses of the Fund and the Portfolio (other than brokerage fees and commissions, interest, taxes and extraordinary expenses)and provides the Trust and the Portfolio with general office facilities and supervises the overall administration of the Trust and the Portfolio, including, among other responsibilities, answering questions from the general public, the media and investors in the Fund regarding securities holdings of the Portfolio, negotiating contracts and fees with, and monitoring performance and billings of, the independent contractors and agents of the Trust or the Portfolio; preparing and filing of all documents required for compliance by the Trust and the Portfolio with applicable laws and regulations; and arranging for the maintenance of books and records of the Fund and the Portfolio. The
Sponsor provides persons satisfactory to the Board of Trustees of the Fund or the Portfolio to serve as officers of the Trust or the Portfolio. Such officers, as well as certain other employees and Trustees of the Fund or the Portfolio, may be directors, officers or employees of the Sponsor or its affiliates.

        The Fund's Prospectus contains a description of the fees payable to the Sponsor under the Sponsorship Agreements. The Sponsorship Agreements with the Trust and the Portfolio provide that KLD may render administrative services to others. The Sponsorship Agreements with the Trust and the Portfolio also provide that neither the Sponsor nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the Portfolio, as the case may be, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Trust's respective Sponsorship Agreement.

        The Sponsor has agreed to reimburse the Trust for the operating expenses of the Fund (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Trust's shares are qualified for sale. The Trust may elect not to qualify the Fund's shares for sale in every state. The Trust believes that currently the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average net assets for its then-current fiscal year, 2% of the next $70 million of such assets, and 1.5% of such assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Sponsor. Subject to the obligation of the Sponsor to reimburse the Trust for its excess expenses as described above, the Trust has, under its Sponsorship Agreement, confirmed its obligation for payment of all the Fund's other expenses. See "Other Information Concerning Shares of the Fund -- Expenses" in the Fund's Prospectus.

        The Sponsorship Agreements with the Trust and the Portfolio may be terminated without penalty by either party on not more than 60 days' written notice except with respect to the expense payment obligations which terminate on December 31, 1999, unless sooner terminated by the mutual agreement of KLD and Signature. The Sponsorship Agreement with the Portfolio also provides that neither KLD, as the Portfolio's Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Portfolio's Sponsorship Agreement.

                                 ADMINISTRATOR

       Pursuant to an Administrative Services Agreement between Signature and KLD, Signature serves as Administrator of the Trust. In such capacity, Signature performs certain administrative services requested by the Sponsor. Signature is a wholly-owned subsidiary of Signature Financial Group, Inc.

        For the period May 30, 1996 (commencement of operations) to July 31, 1996 and the fiscal years ended July 31, 1994 and 1995, Signature voluntarily waived all of its administrative services fees from the Fund. For the fiscal years ended July 31, 1994 and 1995, Signature voluntarily waived all of its administrative services fees from the Portfolio. For the fiscal year ended July 31, 1996, the Portfolio incurred $38,150 in administrative fees.

                                   DISTRIBUTOR

        The Trust has entered into a Distribution Agreement with Signature. Under the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor receives no additional compensation for its services under the Distribution Agreement. Signature is a wholly-owned subsidiary of Signature Financial Group, Inc.

                                    EXPENSES

        Pursuant to the Sponsorship Agreements between KLD and each of the Trust with respect to the Fund and the Portfolio (effective November 6, 1996), KLD has agreed to pay all of the ordinary operating expenses of the Fund and the Portfolio, except the sponsorship fees and excluding brokerage fees and commissions, interest, taxes and extraordinary expenses. The arrangements will terminate on December 31, 1999 unless sooner terminated by mutual agreement of the parties. KLD has entered into expense payment arrangements with Signature pursuant to which Signature provides these expense payment services to the Fund and the Portfolio. Under these arrangements, Signature receives expense payment fees from KLD computed and paid monthly (i) at an annual rate equal to 0.030% of the Fund's average daily net assets for its then-current fiscal year, and (ii) at an annual rate equal to 0.175% of the Portfolio's average daily net assets for its then-current fiscal year. See "Management of the Trust and the Portfolio" in the Statement of Additional Information for more information regarding expense payment arrangements.

                             6. INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP are the independent auditors for the Trust and for the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                   7. TAXATION

        Each year the Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements (applied through the Fund's proportionate interest in the Portfolio) as to the nature of the Fund's gross income, the amount of Fund distributions and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders. As long as it qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

        Under interpretations of the Internal Revenue Service, (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and will be deemed to be entitled to the Portfolio's income or loss attributable to that share. The Portfolio has advised the Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

        Shareholders of the Fund normally will have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. A portion of the Fund's ordinary income dividends (but none of the Fund's capital gains) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

        Amounts not distributed on a timely basis in accordance with the calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

        In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

        The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Withdrawals by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the Fund's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of the Fund's interest in the Portfolio generally equals the amount of cash and the basis of any property that the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio and decreased by the Fund's share of losses from the Portfolio and the amount of any cash distributions and the basis of any property distributed from the Portfolio.

        The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

        Fund shareholders may be subject to state and local taxes on Fund distributions to them. Shareholders are advised to consult with their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

         8. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

        Specific decisions to purchase or sell securities for the Portfolio are made by a portfolio manager who is an employee of the Manager and who is appointed and supervised by its senior officers. Changes in the Portfolio's investments are reviewed by its Board of Trustees. The portfolio manager of the Portfolio may serve other clients of the Manager in a similar capacity.

        The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Manager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Manager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Manager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Manager on the tender of the Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolio by the Manager. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Manager may consider sales of shares of the Fund and of securities of other investors in the Portfolio as a factor in the selection of broker-dealers to execute the Portfolio's securities transactions.

        Under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Manager may cause the Portfolio to pay a broker-dealer acting on an agency basis which provides brokerage and research services to the Manager or the Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Adviser's overall responsibilities to the Portfolio or to its other clients. Not all of such services are useful or of value in advising the Portfolio.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Portfolio's policy of investing in accordance with the Domini Social Index, the Manager and the Adviser currently intend to make only a limited use of such brokerage and research services.

        Although commissions paid on every transaction will, in the judgment of the Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Manager's or the Adviser's other clients, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to the Manager or the Adviser for no consideration other than brokerage or underwriting commissions.

         The Manager and the Adviser attempt to evaluate the quality of research provided by brokers. The Manager and the Adviser sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither the Manager nor the Adviser is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

        The fees that the Portfolio pays to the Manager and the Adviser will not be reduced as a consequence of the Portfolio's receipt of brokerage and research services. To the extent the Portfolio's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to the Manager or the Adviser in serving both the Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to the Manager or the Adviser in carrying out its obligations to the Portfolio. While such services are not expected to reduce the expenses of the Manager or the Adviser, the Manager or the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 1994, 1995 and 1996, the Portfolio paid brokerage commissions of $13,000, $15,222 and $45,017, respectively.

        In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Manager's or the Adviser's other clients. Investment decisions for the Portfolio and for the Manager's or the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

             9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

        The Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 1, 1996. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, issued in separate series. Each share of each series represents an equal proportionate interest in that series with each other share of that series.

        The assets of the Trust received for the issue or sale of the shares of each fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

        Shares of the Trust entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

        The Trustees of the Trust have the authority to designate additional series and to designate the relative rights and preferences as between the different series. There is presently one series so designated. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus.

        The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily

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available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

        Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund and its shareholders and the Trust's Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

                            10. FINANCIAL STATEMENTS

        The financial statements of the Fund and the Portfolio as of July 31, 1996 have been filed with the Securities and Exchange Commission as part of the Fund's annual report pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, and are hereby incorporated herein by reference from such annual report. A copy of such annual report will be provided, without charge, to each person receiving this Statement of Additional Information.


DSI268D
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